Fees Summary	Oct. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 8,582.08
Total Transaction Valuation	98,644,588.84
Total Offset Amount	0.00
Net Fee	$ 8,582.08